Exhibit 99.1

Century Aluminum Company Reports Third Quarter 2020 Results

Chicago, October 29, 2020 (GLOBE NEWSWIRE) -- Century Aluminum Company (NASDAQ: CENX) today announced its third quarter 2020 results.

Third Quarter 2020 Financial Results

•Shipments of 203,022 tonnes, a 3% decrease over prior quarter
•Net sales of $392.9 million
•Net loss of $(58.2) million, or $(0.65) per share
•Adjusted net loss(1) of $(64.4) million, or $(0.67) per share
•Adjusted EBITDA(1) of $(31.4) million due to lower LME prices and regional premiums, as well as higher seasonal power costs

$MM (except shipments and per share data)
	Q2 2020	Q3 2020
Shipments (tonnes)	210,309	203,022
Net sales	$401.9	$392.9
Net income (loss)	$(26.9)	$(58.2)
Diluted earnings (loss) per share	$(0.30)	$(0.65)
Adjusted net income (loss)(1)	$(18.4)	$(64.4)
Adjusted earnings (loss) per share(1)	$(0.19)	$(0.67)
Adjusted EBITDA(1)	$4.7	$(31.4)

Notes:
(1) Non-GAAP measure; see reconciliation of GAAP to non-GAAP financial measures

In the third quarter of 2020, shipments of primary aluminum were 203,022 tonnes compared with 210,309 tonnes shipped in the second quarter of 2020. Net sales for the third quarter of 2020 were $392.9 million compared with $401.9 million for the second quarter of 2020, reflecting a 2% decrease primarily due to lower LME prices and regional premiums.
Century reported a net loss of $(58.2) million for the third quarter of 2020 and a $(64.4) million net loss on an adjusted basis. Third quarter results were impacted by $6.2 million of exceptional items, including a $15.4 million lower of cost or net realizable value inventory adjustment (net of tax), offset by $8.0 million of unrealized losses on forward derivative contracts (net of tax) and $1.2 million loss on early extinguishment of debt. This result compares to a net loss of $(26.9) million for the second quarter of 2020, or $(18.4) million net loss on an adjusted basis.
Adjusted EBITDA for the third quarter of 2020 was $(31.4) million, a decrease of $36.0 million primarily driven by unfavorable LME and regional premium price realizations, and higher seasonal power costs.
Century's cash position at quarter end was $81.4 million and revolver availability was $88.0 million.
“Our operations have remained resilient in the face of the continuing challenging environment,” commented Michael Bless, President and Chief Executive Officer. "Safety performance has been good during the last several months; such a result is only achieved, especially during demanding times, through mutual commitment and vigilance. Given our success operating the plants sustainably through the health crisis, we have taken steps to return to a more typical operating profile. For example, we are now relining cells when required at all plants except Mt. Holly and have begun to implement projects with a longer-term view.”

“The industry, in the U.S. and Europe, has continued to recover,” added Mr. Bless. “Order rates are improving, and our customers are showing increasing confidence regarding the balance of this year as well as 2021. Product premiums have generally returned to the levels of early 2020. The metal price has strengthened, though it has continued to be buffeted by the volatility impacting all risk assets.”

Mr. Bless concluded, “Financial performance for the quarter was consistent with the estimates we provided several months ago; of course, these results manifest the very low aluminum price levels which persisted from April through June. At current commodity prices, consolidated earnings and cash flow would be robust. We were surprised and disappointed to read the decision of the state court in South Carolina regarding Mt. Holly's right to receive electric power service from the newly formed Goose Creek municipal utility. This development puts the plant at genuine risk of full curtailment by the end of the year. We are in discussions with all relevant constituencies with the singular aim of preserving this excellent business, and most importantly the jobs and economic activity it supports."

About Century Aluminum Company
Century Aluminum Company owns primary aluminum capacity in the United States and Iceland. Century's corporate offices are located in Chicago, IL. Visit www.centuryaluminum.com for more information.
Non-GAAP Financial Measures
Adjusted net income, adjusted earnings per share and adjusted EBITDA are non-GAAP financial measures that management uses to evaluate Century's financial performance.  These non-GAAP financial measures facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Century’s ongoing operating performance and ability to generate cash.  Management believes these non-GAAP financial measures enhance an overall understanding of Century’s performance and our investors’ ability to review Century’s business from the same perspective as management.  The tables below, under the heading "Reconciliation of Non-GAAP Financial Measures," provide a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure.  Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Century's reported results prepared in accordance with GAAP.  In addition, because not all companies use identical calculations, adjusted net income, adjusted earnings per share and adjusted EBITDA included in this press release may not be comparable to similarly titled measures of other companies.  Investors are encouraged to review the reconciliations in conjunction with the presentation of these non-GAAP financial measures.
Cautionary Statement
This press release and statements made by Century Aluminum Company management on the quarterly conference call contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements are statements about future events and are based on our current expectations.  These forward-looking statements may be identified by the words "believe," "expect," "hope," "target," "anticipate," "intend," "plan," "seek," "estimate," "potential," "project," "scheduled," "forecast" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," "might," or "may."  Our forward-looking statements include, without limitation, statements with respect to: our assessment of global and local financial and economic conditions; our assessment of the aluminum market and aluminum prices (including premiums); our assessment of alumina pricing and costs associated with our other key raw materials, including power; the impact of the continuously evolving COVID-19 pandemic, including any possible impact on our business, operations, financial condition, results of operation, global supply chains or workforce; the future financial and operating performance of Century and its subsidiaries; our ability to successfully manage market risk and to control or reduce costs; our plans and expectations with respect to future operations, including plans and expectations to curtail or restart production; our plans with regards to future operations and potential curtailment of our Mt. Holly smelter, including our expectations as to the cost and impact of any curtailment and any future impairment or restructuring charges associated therewith; our plans and ability to bring our Hawesville smelter back to full production and expectations as to the costs and benefits associated with this project, including expected incremental production or earnings and cash flow as well as benefits from investments in new technology and other production improvements; our ability to successfully obtain long-term competitive power arrangements for our operations; the impact of Section 232 relief, including tariffs or other trade remedies, the extent to which any such remedies may be changed, including through exclusions or exemptions, and the duration of any trade remedy; the impact of any new or changed law, regulation, including, without limitation, sanctions or other similar remedies or restrictions; our anticipated tax liabilities, benefits or refunds including the realization of U.S. and certain foreign deferred tax assets and liabilities; our ability to access existing or future financing arrangements and the terms of any such future financing arrangements; our ability to repay or refinance debt in the future; our ability to recover losses from our insurance; estimates of our pension and other postretirement liabilities, legal and environmental liabilities and other contingent liabilities; our assessment of any future tax audits or insurance claims and their respective outcomes; negotiations with labor unions; our assessment of any information technology related risks, including the risk from cyberattack or data security breaches; and our future business objectives, plans, strategies and initiatives, including our competitive position and prospects.

Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis.  However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements.  Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K, quarterly reports on Form 10-Q and in other filings made with the Securities and Exchange Commission.  Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause actual results or events to differ from those anticipated, estimated or intended.  Many of these factors are beyond our ability to control or predict.  Given these uncertainties, investors are cautioned not to place undue reliance on our forward-looking statements.  We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Three months ended
	September 30,	June 30,	September 30,
	2019	2020	2020
NET SALES:
Related parties	$282.3	$285.6	$235.8
Other customers	155.7	116.3	157.1
Total net sales	438.0	401.9	392.9
Cost of goods sold	451.7	414.9	420.0
Gross profit (loss)	(13.7)	(13.0)	(27.1)
Selling, general and administrative expenses	11.6	11.8	11.0
Other operating (income) expense - net	(0.1)	0.2	(0.2)
Operating income (loss)	(25.2)	(25.0)	(37.9)
Interest expense - Hawesville term loan	(0.8)	(0.5)	(0.4)
Interest expense	(5.6)	(5.9)	(9.1)
Interest income	0.2	0.4	0.1
Net gain (loss) on forward and derivative contracts	10.3	3.7	(9.4)
Loss on early extinguishment of debt	—	—	(1.2)
Other income (expense) - net	(0.9)	1.3	0.0
Income (loss) before income taxes and equity in earnings of joint ventures	(22.0)	(26.0)	(57.9)
Income tax benefit (expense)	1.3	(0.9)	(0.3)
Income (loss) before equity in earnings of joint ventures	(20.7)	(26.9)	(58.2)
Equity in earnings (losses) of joint ventures	—	—	—
Net income (loss)	$(20.7)	$(26.9)	$(58.2)

Net income (loss) allocated to common stockholders	$(20.7)	$(26.9)	$(58.2)
EARNINGS (LOSS) PER COMMON SHARE:
Basic and Diluted	$(0.23)	$(0.30)	$(0.65)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and Diluted	88.9	89.5	89.5

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Nine months ended September 30,
	2019	2020

NET SALES:
Related parties	$898.7	$792.4
Other customers	502.5	423.6
Total net sales	1,401.2	1,216.0
Cost of goods sold	1,431.8	1,251.3
Gross profit (loss)	(30.6)	(35.3)
Selling, general and administrative expenses	38.2	31.7
Other operating (income) expense - net	0.4	0.3
Operating income (loss)	(69.2)	(67.3)
Interest expense - Hawesville term loan	(1.3)	(1.6)
Interest expense	(17.3)	(21.0)
Interest income	0.6	0.6
Net gain (loss) on forward and derivative contracts	10.7	(1.9)
Loss on early extinguishment of debt	—	(1.2)
Other income (expense) - net	(1.6)	3.0
Income (loss) before income taxes and equity in earnings of joint ventures	(78.1)	(89.4)
Income tax benefit (expense)	5.7	1.6
Income (loss) before equity in earnings of joint ventures	(72.4)	(87.8)
Loss on sale of BHH	(4.3)	—
Equity in earnings (losses) of joint ventures	0.7	0.0
Net income (loss)	$(76.0)	$(87.8)

Net income (loss) allocated to common stockholders	$(76.0)	$(87.8)
EARNINGS (LOSS) PER COMMON SHARE:
Basic and Diluted	$(0.86)	$(0.98)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and Diluted	88.6	89.4

CENTURY ALUMINUM COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except per share amounts)
(Unaudited)
	December 31, 2019	September 30, 2020
ASSETS
Cash and cash equivalents	$38.9	$81.4
Restricted cash	0.8	3.7
Accounts receivable - net	70.1	50.6
Due from affiliates	30.1	15.0
Inventories	320.6	267.5
Derivative assets	14.6	10.6
Prepaid and other current assets	12.2	14.5
Total current assets	487.3	443.3
Property, plant and equipment - net	949.2	899.7
Due from affiliates - less current portion	0.5	1.3
Other assets	62.7	61.1
TOTAL	$1,499.7	$1,405.4
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Accounts payable, trade	$97.1	$85.6
Due to affiliates	32.9	2.9
Accrued and other current liabilities	61.5	69.5
Accrued employee benefits costs	10.4	10.4
Hawesville term loan	20.0	20.0
U.S. revolving credit facility	4.0	5.0
Industrial revenue bonds	7.8	7.8
Total current liabilities	233.7	201.2
Senior notes payable	249.2	242.8
Hawesville term loan - less current portion	20.0	5.0
Iceland revolving credit facility	—	45.0
Accrued pension benefits costs - less current portion	60.8	56.0
Accrued postretirement benefits costs - less current portion	100.7	98.8
Other liabilities	42.4	46.2
Leases - right of use liabilities	22.8	23.4
Deferred taxes	95.1	94.6
Total noncurrent liabilities	591.0	611.8

SHAREHOLDERS’ EQUITY:
Series A Preferred stock (one cent par value, 5,000,000 shares authorized; 160,000 issued and 67,323 outstanding at December 31, 2019; 160,000 issued and 66,039 outstanding at September 30, 2020)	0.0	0.0
Common stock (one cent par value, 195,000,000 authorized; 96,372,182 issued and 89,185,661 outstanding at December 31, 2019; 96,671,355 issued and 89,484,834 outstanding at September 30, 2020)	1.0	1.0
Additional paid-in capital	2,526.5	2,528.4
Treasury stock, at cost	(86.3)	(86.3)
Accumulated other comprehensive loss	(109.8)	(106.5)
Accumulated deficit	(1,656.4)	(1,744.2)
Total shareholders’ equity	675.0	592.4
TOTAL	$1,499.7	$1,405.4

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(Unaudited)
	Nine months ended September 30,
	2019	2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(76.0)	$(87.8)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Loss on sale of BHH	4.3	—
Unrealized (gain) loss on derivative instruments	(10.9)	2.3
Lower of cost or NRV inventory adjustment	15.8	40.8
Depreciation and amortization	63.0	61.7
Loss on early extinguishment of debt	—	1.0
Other non-cash items - net	(5.9)	1.5
Change in operating assets and liabilities:
Accounts receivable - net	10.7	19.5
Due from affiliates	(0.2)	14.9
Inventories	5.7	12.3
Prepaid and other current assets	3.8	(1.0)
Accounts payable, trade	(11.3)	(12.0)
Due to affiliates	(10.3)	(29.9)
Accrued and other current liabilities	8.4	6.7
Ravenswood retiree medical settlement	(2.0)	(2.0)
Other - net	0.5	5.3
Net cash provided by (used in) operating activities	(4.4)	33.3
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(39.9)	(11.5)
Proceeds from sale of property, plant and equipment	—	0.1
Proceeds from sale of joint venture	10.5	—
Net cash provided by (used in) investing activities	(29.4)	(11.4)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of debt	—	(250.0)
Proceeds from issuance of debt	—	243.8
Borrowing under Hawesville term loan	40.0	—
Repayments on Hawesville term loan	—	(15.0)
Borrowings under revolving credit facilities	314.6	173.6

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(Unaudited)
	Nine months ended September 30,
	2019	2020
Repayments under revolving credit facilities	(337.5)	(127.6)
Debt issuance costs	—	(1.1)
Debt retirement costs	—	(0.2)
Other short-term borrowings	3.4	—
Repayment on other short-term borrowings	(3.4)	—
Issuance of common stock	0.3	—
Net cash provided by (used in) financing activities	17.4	23.5
CHANGE IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH	(16.4)	45.4
Cash, cash equivalents and restricted cash, beginning of year	39.7	39.7
Cash, cash equivalents and restricted cash, end of year	$23.3	$85.1

Supplemental Cash Flow Information:
Cash paid for:
Interest	$11.6	$14.1
Taxes	0.3	0.1
Non-cash investing activities:
Capital expenditures	3.9	0.4

CENTURY ALUMINUM COMPANY
SELECTED OPERATING DATA
(in millions, except shipments)
(Unaudited)

SHIPMENTS - PRIMARY ALUMINUM(1)

	United States		Iceland		Total
	Tonnes	Sales $	Tonnes	Sales $	Tonnes	Sales $
2020
3rd Quarter	118,835	$221.8	84,187	$138.4	203,022	$360.2
2nd Quarter	130,645	$246.6	79,664	$145.9	210,309	$392.5

2019
3rd Quarter	119,916	$272.0	78,627	$152.1	198,543	$424.1

        Notes:
        (1) Excludes scrap aluminum sales and alumina sales.

CENTURY ALUMINUM COMPANY
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in millions, except per share amounts)
(Unaudited)

	Three months ended
	June 30, 2020		September 30, 2020
	$MM	EPS	$MM	EPS
Net income (loss) as reported	$(26.9)	$(0.30)	$(58.2)	$(0.65)
Lower of cost or NRV inventory adjustment, net of tax	6.4	0.07	(15.4)	(0.17)
Unrealized (gain) loss on derivative instruments, net of tax	2.7	0.03	8.0	0.09
Sebree equipment failure, net of insurance proceeds	(0.6)	(0.01)	—	—
Loss on early extinguishment of debt	—	—	1.2	0.01
Impact of preferred shares	—	0.02	—	0.05
Adjusted net income (loss)	$(18.4)	$(0.19)	$(64.4)	$(0.67)

	Three months ended
	June 30, 2020	September 30, 2020
Net Income (loss) as reported	$(26.9)	$(58.2)
Interest expense	5.9	9.1
Interest expense - Hawesville term loan	0.5	0.4
Interest income	(0.4)	(0.1)
Net (gain) loss on forward and derivative contracts	(3.7)	9.4
Loss on early extinguishment of debt	—	1.2
Other (income) expense - net	(1.3)	0.0
Income tax expense (benefit)	0.9	0.3
Operating income (loss)	$(25.0)	$(37.9)
Lower of cost or NRV inventory adjustment	7.5	(16.4)
Sebree equipment failure, net of insurance proceeds	(0.6)	—
Depreciation and amortization	22.8	22.9
Adjusted EBITDA	$4.7	$(31.4)

Contact
Peter Trpkovski
(Investors and media)
312-696-3132

Source: Century Aluminum Company